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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 4, 2005
                            ------------------------

                               MAILKEY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

              000-29331                             76-0270295
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      (Commission File Number)           (IRS Employer Identification No.)

                                17194 Preston Rd.
                                Suite 102 PMB 341
                                Dallas, TX 75248
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                    (Address of Principal Executive Offices)

                                 (206) 262-9545
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              (Registrant's Telephone Number, Including Area Code)

                                 Todd Van Siclen
                            The Otto Law Group, PLLC
                          900 Fourth Avenue, Suite 3140
                                Seattle, WA 98164
                     ---------------------------------------
                     (Name and address of agent for service)

                                 (206) 262-9545
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)
                        --------------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                                 I-ELEMENT, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MAILKEY CORPORATION



Date: April 4, 2005                        By: /s/  Ivan Zweig
                                              ----------------------------
                                              Ivan Zweig
                                              Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit
Number                  Description
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99                      Financial Statements and Exhibits
                        For the Years Ended Decemebr 31, 2004 AND 2003